Share capital and share premium	12 Months Ended
Dec. 31, 2022
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Share capital and share premium
27. Share capital and share premium

	Number of shares 000s	Share capital £m	Share premium £m

At 1 January 2021	753,258	188	2,620

Issue of ordinary shares – share option schemes	3,544	1	6

Purchase of own shares	–	–	–

At 31 December 2021	756,802	189	2,626

Issue of ordinary shares – share option schemes	1,199	–	7

Purchase of own shares	(42,268)	(10)	–

At 31 December 2022	715,733	179	2,633
The ordinary shares have a par value of 25p per share (2021: 25p per share). All issued shares are fully paid. All shareholders are entitled to receive dividends and vote at general meetings of the company. All shares have the same rights.
On 24 February 2022, the Board approved a £350m share buyback programme in order to return capital to shareholders. During the year, approximately 42m shares were bought back and cancelled at a cost of £353m. The nominal value of these shares, £10m, was transferred to the capital redemption reserve, and the remainder of the purchase price is recorded within retained earnings. In 2021, no shares were bought back.
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximising the return to shareholders through the optimisation of the debt and equity balance.
The capital structure of the Group consists of debt (see note 18), cash and cash equivalents (see note 17) and equity attributable to equity holders of the parent, comprising issued capital, reserves and retained earnings.
The Group reviews its capital structure on a regular basis and will balance its overall capital structure through payments of dividends, new share issues as well as the issue of new debt or the redemption of existing debt in line with the financial risk policies outlined in note 19.